                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                  FORM 8-K/A-1



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - DECEMBER 15, 1997
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                                                             94-303-6864
(STATE OF INCORPORATION)                                                                        (I.R.S. EMPLOYER
                                                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                                                  94111
(ADDRESS OF PRINCIPAL                                                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.




         This report amends the Company's Current Report dated December 15, 1997, and filed December 23, 1997, by adding the financial statements, pro forma financial information, and exhibits set forth in Item 7 below.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)   Financial Statements of Business Acquired.



                       INDEX TO STATEMENTS OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                AMOCO PROPERTIES


                                                                                                               Page
                                                                                                               ----
Report of Independent Public Accountants.........................................................               3

Statements of Revenues and Direct Operating
  Expenses for the Amoco Properties..............................................................               4

Notes to Statements of Revenues and Direct
  Operating Expenses for the Amoco Properties....................................................               5

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To HS Resources, Inc.:

         We have audited the accompanying statements of revenues and direct operating expenses for the oil and gas properties acquired from Amoco Production Company (the "Amoco Properties") for the nine months ended September 30, 1997 and the year ended December 31, 1996. These statements are the responsibility of HS Resources, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         The statements of revenue and direct operating expenses for the Amoco Properties were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and are not intended to be a complete presentation of revenues and expenses.

         In our opinion, the statements referred to above present fairly, in all material respects, the revenues and direct operating expenses for the Amoco Properties for the nine months ended September 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Denver, Colorado
January 14, 1998

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                            FOR THE AMOCO PROPERTIES
                                 (IN THOUSANDS)


                                                        Nine Months Ended    Year Ended
                                                          September 30,     December 31,
                                                               1997             1996
                                                            ---------        ---------
Oil and Gas Revenues                                        $  32,612        $  38,024
                                                            ---------        ---------
Production Taxes                                                2,283            2,624
Lease Operating Expenses                                        3,250            4,447
                                                            ---------        ---------
Total Direct Operating Expenses                                 5,533            7,071
                                                            ---------        ---------

Revenues in Excess of Direct Operating Expenses             $  27,079        $  30,953
                                                            =========        =========




        The accompanying notes are an integral part of these statements.

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                            FOR THE AMOCO ACQUISITION


1.    BASIS OF PRESENTATION

         On December 15, 1997, HS Resources, Inc. (the "Company") acquired from Amoco Production Company ("Amoco"), a wholly owned subsidiary of Amoco Corporation, Amoco's producing and non-producing properties located in the Wattenberg Field area of the Denver-Julesburg Basin of the Rocky Mountains. The transaction closed on December 15, 1997, and was effective December 1, 1997.

         The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of the acquired properties. The statements do not include depreciation, depletion and amortization, general and administrative, income tax or interest expenses as these costs may not be comparable to the expenses expected to be incurred.

2.    SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

         Supplemental oil and gas reserve information related to the Amoco Acquisition is reported in compliance with FASB Statement No. 69, "Disclosures about Oil and Gas Producing Activities." Net proved oil and gas reserves and the discounted future net cash flows related to those reserves were estimated by the Company's petroleum engineers as of December 31, 1997. Information presented in that report was the basis for the net proved oil and gas reserve and standardized measure disclosures presented below. Since reserve evaluations for the periods ending September 30, 1997, and December 31, 1996, had not been prepared, it was necessary to make certain assumptions and adjustments to prepare the following disclosures for such periods. However, the Company believes that the disclosures presented are adequate and are not misleading.

         The following tables set forth information for the nine months ended September 30, 1997 and the year ended December 31, 1996, with respect to changes in the proved reserves for the Amoco Acquisition. Quantities of natural gas are expressed in this report in terms of thousand cubic feet (Mcf). Oil is quantified in terms of barrels (Bbls).

                                                   Nine Months Ended             Year Ended
                                                     September 30,              December 31,
                                                         1997                       1996
                                                ----------------------      ----------------------
                                                  Oil           Gas           Oil           Gas
                                                  Bbls          Mcf           Bbls          Mcf
                                                --------      --------      --------      --------
                                                                  (In Thousands)
Total proved reserves:
Beginning of year                                14,810       336,679        15,471       353,191
Production                                         (433)      (12,948)         (661)      (16,512)
Revisions of previous estimates                     585        12,548         ---           ---
Extensions, discoveries and other additions       ---           ---           ---           ---
Purchases of reserves in place                    ---           ---           ---           ---
Sales of reserves in place                        ---           ---           ---           ---
                                                 ------       -------        ------       -------
End of year                                      14,962       336,279        14,810       336,679
                                                 ======       =======        ======       =======

         At September 30, 1997 and December 31, 1996, proved developed reserves were estimated to be 5,854 and 5,660, respectively, barrels of oil and 196,169 and 195,624, respectively, Mcf of gas.

         Information with respect to the estimated discounted future net cash flows for the Amoco Acquisition for the nine months ended September 30, 1997 and the year ended December 31, 1996 are as follows:

                                                                    Nine Months Ended    Year Ended
                                                                      September 30,     December 31,
                                                                          1997              1996
                                                                    -----------------   ------------
                                                                              (In Thousands)
Future cash inflows                                                    $ 1,035,901      $ 1,674,449
Future production costs                                                   (216,242)        (282,820)
Future development costs                                                  (193,916)        (193,916)
                                                                       -----------      -----------
Undiscounted future pre-tax cashflows                                      625,743        1,197,713
Undiscounted future income tax expense                                    (152,594)        (343,011)
                                                                       -----------      -----------
Undiscounted future pre-tax cash flows, net of future income taxes         473,149          854,702
10% discount factor                                                       (262,342)        (498,291)
                                                                       -----------      -----------
Standardized measure of discounted future net cash flows               $   210,807      $   356,411
                                                                       ===========      ===========


         As of September 30, 1997 and December 31, 1996, the oil and gas prices used in the determination of future cash flows were $15.82 and $24.55 and $2.38 and $3.89, per barrel and per Mcf, respectively.

         Principal changes in the estimated discounted future net cash flows for the Amoco Acquisition for the nine months ended September 30, 1997 and the year ended December 31, 1996 are as follows:

                                                                          Nine Months Ended   Year Ended
                                                                            September 30,    December 31,
                                                                                1997             1996
                                                                          -----------------  ------------
                                                                                   (In Thousands)
Beginning of year                                                             $ 356,411       $ 379,594
     Sales and transfers of oil and gas produced, net of production costs       (27,079)        (30,953)
     Sale of reserves in place, net                                               ---             ---
     Net change in prices and production costs                                 (241,469)          ---
     Extensions and discoveries less related costs                                ---             ---
     Change in future development costs                                           ---             ---
     Revision of previous quantity estimates                                     12,959           ---
     Purchase of reserves in place, net                                           ---             ---
     Accretion of discount                                                       50,238          51,874
     Net change in income taxes                                                  84,310          (6,821)
     Changes in production rates and other                                      (24,563)        (37,283)
                                                                              ---------       ---------
End of year                                                                   $ 210,807       $ 356,411
                                                                              =========       =========

         (b)      Pro Forma Financial Information



                     INDEX TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS


                                                                                               Page
                                                                                               ----
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 ......................

Pro Forma Condensed Consolidated Statement of Operations for the Nine
     Months Ended September 30, 1997 .........................................................

Notes to Pro Forma Condensed Consolidated Financial Statements ...............................

Supplemental Pro Forma Consolidated Oil and Gas Reserve Information ..........................




Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996 .......................

Pro Forma Condensed Consolidated Statement of Operations for the
     Year Ended December 31, 1996 ............................................................

Notes to Pro Forma Condensed Consolidated Financial Statements ...............................

Supplemental Pro Forma Consolidated Oil and Gas Reserve Information ..........................

                               HS RESOURCES, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                (Historical)
                                                                ------------        Pro Forma
                                                                    HSR             Adjustments       Pro Forma
                                                                ------------      ---------------     -----------
ASSETS

CURRENT ASSETS                                                  $    46,706        $       ---       $    46,706
                                                                -----------      ---------------     -----------

OIL AND GAS PROPERTIES, at cost, using the full
  cost method:
  Undeveloped acreage                                                69,911              124,000 A       193,911
  Costs subject to depreciation, depletion and amortization         732,970              188,423 A       921,393
     Less -- accumulated depreciation, depletion and
       amortization                                                (166,926)               ---          (166,926)
                                                                -----------      ---------------     -----------

     Net oil and gas properties                                     635,955              312,423         948,378
                                                                -----------      ---------------     -----------

   Gas gathering and other, net                                      18,331                ---            18,331
                                                                -----------      ---------------     -----------

TOTAL ASSETS                                                    $   700,992      $       312,423     $ 1,013,415
                                                                ===========      ===============     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                             $    55,083        $       ---       $    55,083
                                                                -----------      ---------------     -----------

ACCRUED AD VALOREM TAXES                                              8,708                ---             8,708
                                                                -----------      ---------------     -----------

LONG TERM OIL AND GAS PRODUCTION NOTE PAYABLE                           734                ---               734
                                                                -----------      ---------------     -----------

MINORITY INTEREST                                                        76                ---                76
                                                                -----------      ---------------     -----------

LONG-TERM BANK DEBT, net of current portion                         124,000              292,423 A       416,423
                                                                -----------      ---------------     -----------

9 7/8% SENIOR SUBORDINATED NOTES, net of
  unamortized discount                                               74,639                ---            74,639
                                                                -----------      ---------------     -----------

9 1/4% SENIOR SUBORDINATED NOTES, net of
  unamortized discount                                              149,291                ---           149,291
                                                                -----------      ---------------     -----------

DEFERRED INCOME TAXES                                                89,110                ---            89,110
                                                                -----------      ---------------     -----------

STOCKHOLDERS' EQUITY                                                199,351               20,000 A       219,351
                                                                -----------      ---------------     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $   700,992      $       312,423     $ 1,013,415
                                                                ===========      ===============     ===========


        The accompanying notes are an integral part of these statements.

                               HS RESOURCES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                     (Historical)
                                                     ------------   Pro Forma
                                                         HSR       Adjustments    Pro Forma
                                                     ------------  -----------    ---------
REVENUES:
  Oil and gas sales                                    $ 97,778     $   27,486 E   $125,264
  Trading and transportation                             64,361          ---         64,361
  Other gas revenues                                      3,206          2,042 B      5,248
  Interest and other income                                 894          ---            894
                                                       --------     ----------     --------
        Total revenues                                  166,239         29,528      195,767
                                                       --------     ----------     --------

EXPENSES:
   Production taxes                                       6,893          1,914 E      8,807
   Lease operating                                       18,273          2,607 E     20,880
   Cost of trading and transportation                    63,365          ---         63,365
   Depreciation, depletion and amortization              38,436         11,950 F     50,386
   General and administrative                             4,872          1,509 G      6,381
   Interest                                              22,945         15,578 C     38,523
                                                       --------     ----------     --------
        Total expenses                                  154,784         33,558      188,342
                                                       --------     ----------     --------

INCOME (LOSS) BEFORE INCOME TAXES                        11,455         (4,030)       7,425

PROVISION (BENEFIT) FOR INCOME TAXES                      4,364         (1,535)D      2,829
                                                       --------     ----------     --------

NET INCOME (LOSS)                                      $  7,091     $   (2,495)    $  4,596
                                                       ========     ==========     ========

BASIC EARNINGS PER SHARE                               $   0.42                    $   0.25
                                                       ========                    ========
DILUTED EARNINGS PER SHARE                             $   0.40                    $   0.25
                                                       ========                    ========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                 16,991          1,200 A     18,191
                                                       ========     ==========     ========
WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES ASSUMING DILUTION                    17,520          1,200 A     18,720
                                                       ========     ==========     ========


        The accompanying notes are an integral part of these statements.

                               HS RESOURCES, INC.

           NOTES TO SEPTEMBER 30, 1997 UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(A) Record cost of the oil and gas properties, additional bank debt incurred and common stock issued by HSR in connection with the Amoco Acquisition as follows:


                                                         Total
                                                        Pro Forma
                                                       Adjustments
                                                       -----------
                                                      (In Thousands)
Acquisition Costs
   Purchase price including the issuance of stock       $ 333,000
   Transfer of properties to Amoco                        (23,000)
   Transaction costs                                        2,423
                                                        ---------
       Total pro forma adjustment                       $ 312,423
                                                        =========

Allocation of Acquisition Costs
   Oil and gas properties -- undeveloped properties     $ 124,000
   Oil and gas properties -- developed properties         188,423
                                                        ---------
       Total pro forma adjustment                       $ 312,423
                                                        =========

Acquisition Funding and Stock Issued
   Long-term bank debt                                    292,423
   Issuance of common stock                                20,000
                                                        ---------
       Total pro forma adjustment                       $ 312,423
                                                        =========

(B) Record estimated income from the monetization of Section 29 tax credits generated from the assets acquired in the Amoco Acquisition. The annual estimated qualifying production is approximately 4,851,000 Mcf for the Amoco Acquisition. The adjustment is based on the monetization of the Section 29 tax credits available from the Amoco Acquisition pursuant to arrangements the Company has with two financial institutions under the same terms as currently apply to the monetization of the Company's other Section 29 tax credits.

(C) Record interest expense related to debt necessary to finance the Amoco Acquisition, using HSR's average LIBOR rate during 1997 of 7.21%. Interest was calculated on new debt of approximately $292.4 million for the Amoco Acquisition. Interest was capitalized on undeveloped property costs as appropriate.

(D) Record the tax effect of the Amoco Acquisition assuming a combined federal and state effective tax rate of 38.1%.

(E) Record direct revenues and expenses attributable to the Amoco Acquisition net of revenues and expenses attributable to the properties transferred to Amoco.

(F) Record DD&A expense on the assets acquired. Pro forma DD&A expense on proved oil and gas properties is computed using the units-of-production amortization method based on estimates of pro forma proved reserves and the net unamortized costs of the proved properties acquired in the Amoco Acquisition. The DD&A rate per Boe for the assets acquired and transferred was $5.36.

(G) Record incremental estimated general and administrative expenses necessary to manage the acquired assets.

SUPPLEMENTAL PRO FORMA CONSOLIDATED OIL AND GAS RESERVE INFORMATION (UNAUDITED)

     Supplemental oil and gas reserve information related to the Pro Forma Financial Statements is reported in compliance with FASB Statement No. 69, "Disclosures about Oil and Gas Producing Activities." Net proved oil and gas reserves and the discounted future net cash flows related to those reserves were estimated by HSR's petroleum engineers as of December 31, 1997. Information presented in that report was the basis for the net proved oil and gas reserve and standardized measure disclosures presented below. Since reserve evaluations for the periods ending September 30, 1997, and December 31, 1996, had not been prepared, it was necessary to make certain assumptions and adjustments to prepare the following disclosures for such periods. However, HSR believes that the disclosures presented are adequate and are not misleading.

     The following tables set forth pro forma information for the nine months ended September 30, 1997, with respect to changes in proved reserves. Quantities of natural gas are expressed in this report in terms of thousand cubic feet
(Mcf). Oil is quantified in terms of barrels (Bbls).

                                                   Nine Months Ended
                                                     September 30,
                                                         1997
                                                ----------------------
                                                  Oil            Gas
                                                  Bbls           Mcf
                                                --------      --------
                                                    (In Thousands)
Total proved reserves:
Beginning of year                                 49,265       948,658
Production                                        (2,224)      (43,824)
Revisions of previous estimates                   (1,965)      (23,803)
Extensions, discoveries and other additions        2,099        42,623
Purchases of reserves in place                         4           138
Sales of reserves in place                        (1,068)      (29,372)
                                                --------      --------

End of year                                       46,111       894,420
                                                ========      ========



     At the nine months ended September 30, 1997, proved developed reserves were estimated to be 26,781 MBbls and 625,764 MMcf.

     For standardized measure purposes, future income taxes are estimated using the "year-by-year" method. However, for ceiling test purposes, future income taxes are estimated using the "short-cut" method.

       Information with respect to the estimated discounted future net cash flows for the Pro Forma Financial Statements for the nine months ended September 30, 1997 is as follows:

                                                                    Nine Months Ended
                                                                       September 30,
                                                                          1997
                                                                       -----------
                                                                      (In Thousands)
Future cash inflows                                                    $ 2,820,163
Future production costs                                                   (692,711)
Future development costs                                                  (371,836)
                                                                       -----------
Undiscounted future pre-tax cash flows                                   1,755,616
Undiscounted future income tax expense                                    (420,567)
                                                                       -----------
Undiscounted future pre-tax cash flows, net of future income taxes       1,335,049
10% discount factor                                                       (689,937)
                                                                       -----------
Standardized measure of discounted future net cash flows               $   645,112
                                                                       ===========


     As of the nine months ended September 30, 1997 the oil and gas prices used in the determination of future cash flows were $16.38 and $2.31 per Bbl and per Mcf, respectively.

       Principal changes in estimated discounted future net cash flows for the Pro Forma Financial Statements for the nine months ended September 30, 1997 are as follows:


                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                                          1997
                                                                                       ---------
                                                                                     (In Thousands)
Beginning of year                                                                     $1,152,241
   Sales and transfers of oil and gas produced, net of production costs                  (91,096)
   Sale of reserves in place, net                                                        (30,948)
   Net change in prices and production costs                                            (539,927)
   Extensions and discoveries less related costs                                          60,510
   Change in future development costs                                                    (22,474)
   Development costs incurred during the year that reduce future development costs        31,660
   Revision of previous quantity estimates                                               (46,872)
   Purchase of reserves in place, net                                                        125
   Accretion of discount                                                                 112,881
   Net change in income taxes                                                            111,906
   Changes in production rates and other                                                 (92,895)
                                                                                      ----------

End of year                                                                           $  645,112
                                                                                       =========

                               HS RESOURCES, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                (Historical)
                                                                ------------       Pro Forma
                                                                    HSR            Adjustments        Pro Forma
                                                                ------------     ---------------     -----------
ASSETS

CURRENT ASSETS                                                  $    59,848      $         ---       $    59,848
                                                                -----------      ---------------     -----------

OIL AND GAS PROPERTIES, at cost, using the full
  cost method:
  Undeveloped acreage                                                54,710              124,000 A       178,710
  Costs subject to depreciation, depletion and amortization         727,411              188,423 A       915,834
     Less -- accumulated depreciation, depletion and
     amortization                                                  (129,941)               ---          (129,941)
                                                                -----------      ---------------     -----------

     Net oil and gas properties                                     652,180              312,423         964,603
                                                                -----------      ---------------     -----------

   Gas gathering and other, net                                      19,257                ---            19,257
                                                                -----------      ---------------     -----------

TOTAL ASSETS                                                    $   731,285      $       312,423     $ 1,043,708
                                                                ===========      ===============     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                             $    46,098      $         ---       $    46,098
                                                                -----------      ---------------     -----------

ACCRUED AD VALOREM TAXES                                              9,006                ---             9,006
                                                                -----------      ---------------     -----------

LONG TERM OIL AND GAS PRODUCTION NOTE PAYABLE                           734                ---               734
                                                                -----------      ---------------     -----------

MINORITY INTEREST                                                        66                ---                66
                                                                -----------      ---------------     -----------

LONG-TERM BANK DEBT, net of current portion                         174,000              292,423 A       466,423
                                                                -----------      ---------------     -----------

9 7/8% SENIOR SUBORDINATED NOTES, net of
  unamortized discount                                               74,595                ---            74,595
                                                                -----------      ---------------     -----------

9 1/4% SENIOR SUBORDINATED NOTES, net of
  unamortized discount                                              149,233                ---           149,233
                                                                -----------      ---------------     -----------

DEFERRED INCOME TAXES                                                84,829                ---            84,829
                                                                -----------      ---------------     -----------

STOCKHOLDERS' EQUITY                                                192,724               20,000 A       212,724
                                                                -----------      ---------------     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $   731,285      $       312,423     $ 1,043,708
                                                                ===========      ===============     ===========


        The accompanying notes are an integral part of these statements.

                               HS RESOURCES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                      (Historical)
                                                      ------------   Pro Forma
                                                          HSR       Adjustments     Pro Forma
                                                      ------------  -----------     ---------
REVENUES:
  Oil and gas sales                                    $107,281     $    30,477 E   $137,758
  Trading and transportation                             46,373           ---         46,373
  Other gas revenues                                      2,720           2,486 B      5,206
  Interest and other income                                 582           ---            582
                                                       --------     -----------     --------
        Total revenues                                  156,956          32,963      189,919
                                                       --------     -----------     --------

EXPENSES:
   Production taxes                                       8,195           2,085 E     10,280
   Lease operating                                       17,692           3,392 E     21,084
   Cost of trading and transportation                    45,699           ---         45,699
   Depreciation, depletion and amortization              42,335          15,679 F     58,014
   General and administrative                             5,642           2,012 G      7,654
   Interest                                              22,936          19,167 C     42,103
                                                       --------     -----------     --------
        Total expenses                                  142,499          42,335      184,834
                                                       --------     -----------     --------

INCOME (LOSS) BEFORE INCOME TAXES                        14,457          (9,372)       5,085

PROVISION (BENEFIT) FOR INCOME TAXES                      5,508          (3,571)D      1,937
                                                       --------     -----------     --------

NET INCOME (LOSS)                                      $  8,949     $    (5,801)    $  3,148
                                                       ========     ===========     ========

   Basic earnings per share                            $   0.63                     $   0.21
                                                       ========                     ========
   Diluted earnings per share                          $   0.61                     $   0.20
                                                       ========                     ========

   Weighted average number of common shares              14,119           1,200 B     15,319
                                                       ========     ===========     ========
   Weighted average number of common and
     common equivalent shares assuming dilution          14,552           1,200 B     15,752
                                                       ========     ===========     ========




        The accompanying notes are an integral part of these statements.

                               HS RESOURCES, INC.

            NOTES TO DECEMBER 31, 1996, UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(A) Record cost of the oil and gas properties, additional bank debt incurred and common stock issued by HSR in connection with the Amoco Acquisition as follows:

                                                          Total
                                                        Pro Forma
                                                       Adjustments
                                                       -----------
                                                      (In Thousands)
Acquisition Costs
   Purchase price including the issuance of stock       $ 333,000
   Transfer of properties to Amoco                        (23,000)
   Transaction costs                                        2,423
                                                        ---------
       Total pro forma adjustment                       $ 312,423
                                                        =========

Allocation of Acquisition Costs
   Oil and gas properties -- undeveloped properties     $ 124,000
   Oil and gas properties -- developed properties         188,423
                                                        ---------
       Total pro forma adjustment                       $ 312,423
                                                        =========

Acquisition Funding and Stock Issued
   Long-term bank debt                                  $ 292,423
   Issuance of common stock                                20,000
                                                        ---------
       Total pro forma adjustment                       $ 312,423
                                                        =========

(B) Record estimated income from the monetization of Section 29 tax credits generated from the assets acquired in the Amoco Acquisition. The annual estimated qualifying production is approximately 5,868,000 Mcf for the Amoco Acquisition. The adjustment is based on the monetization of the Section 29 tax credits available from the Amoco Acquisition pursuant to arrangements the Company has with two financial institutions under the same terms as currently apply to the monetization of the Company's other Section 29 tax credits.

(C) Record interest expense related to debt necessary to finance the Amoco Acquisition, using HSR's average LIBOR rate during 1996 of 7.15%. Interest was calculated on new debt of approximately $292.4 million for the Amoco Acquisition. Interest was capitalized on undeveloped property costs as appropriate.

(D) Record the tax effect of the acquisition assuming a combined federal and state effective tax rate of 38.1%.

(E) Record direct revenues and expenses attributable to the Amoco Acquisition net of revenues and expenses attributable to the properties transferred to Amoco.

(F) Record DD&A expense on the assets acquired. Pro forma DD&A expense on proved oil and gas properties is computed using the units-of-production amortization method based on estimates of pro forma proved reserves and the net unamortized costs of the proved properties acquired in the Amoco Acquisition. The DD&A rate per Boe for the assets acquired and transferred was $5.45.

(G) Record estimated general and administrative expenses necessary to manage the acquired assets.


SUPPLEMENTAL PRO FORMA CONSOLIDATED OIL AND GAS RESERVE INFORMATION (UNAUDITED)

     Supplemental oil and gas reserve information related to the Pro Forma Financial Statements is reported in compliance with FASB Statement No. 69, "Disclosures about Oil and Gas Producing Activities." Net proved oil and gas reserves and the discounted future net cash flows related to those reserves were estimated by HSR's petroleum engineers as of December 31, 1997. Information presented in that report was the basis for the net proved oil and gas reserve and standardized measure disclosures presented below. Since reserve evaluations for two periods ending September 30, 1997, and December 31, 1996, had not been prepared, it was necessary to make certain assumptions and adjustments to prepare the following disclosures for such periods. However, HSR believes that the disclosures presented are adequate and are not misleading.

       The following tables set forth pro forma information for the year ended December 31, 1996, with respect to changes in proved reserves. Quantities of natural gas are expressed in this report in terms of thousand cubic feet (Mcf). Oil is quantified in terms of barrels (Bbls).

                                                      Year Ended
                                                      December 31,
                                                         1996
                                                ----------------------
                                                  Oil            Gas
                                                  Bbls           Mcf
                                                --------      --------
                                                    (In Thousands)
Total proved reserves:
Beginning of year                                 34,884       617,522
Production                                        (2,568)      (48,672)
Revisions of previous estimates                        5          (880)
Extensions, discoveries and other additions        1,424        41,787
Purchases of reserves in place                    15,648       351,708
Sales of reserves in place                          (128)      (12,807)
                                                --------      --------

End of year                                       49,265       948,658
                                                ========      ========

       At December 31, 1996, proved developed reserves were estimated to be 28,613 MBbls and 672,104 MMcf.

       For standardized measure purposes, future income taxes are estimated using the "year-by-year" method. However, for ceiling test purposes, future income taxes are estimated using the "short-cut" method.

       Information with respect to the estimated discounted future net cash flows for the Pro Forma Financial Statements for the year ended December 31, 1996 is as follows:

                                                                        Year Ended
                                                                       December 31,
                                                                           1996
                                                                       ------------
                                                                      (In Thousands)
Future cash inflows                                                    $ 4,642,287
Future production costs                                                   (912,842)
Future development costs                                                  (364,313)
                                                                       -----------
Undiscounted future pre-tax cash flows                                   3,365,132
Undiscounted future income tax expense                                    (945,330)
                                                                       -----------
Undiscounted future pre-tax cash flows, net of future income taxes       2,419,802
10% discount factor                                                     (1,267,561)
                                                                       -----------
Standardized measure of discounted future net cash flows               $ 1,152,241
                                                                       ===========

     As of December 31, 1996 the oil and gas prices used in the determination of future cash flows were $24.81 and $3.56 per Bbl and per Mcf, respectively.

     Principal changes in estimated discounted future net cash flows for the Pro Forma Financial Statements for the year ended December 31, 1996 are as follows:

                                                                             Year Ended
                                                                            December 31,
                                                                                1996
                                                                            ------------
                                                                           (In Thousands)
Beginning of year                                                           $   548,492
   Sales and transfers of oil and gas produced, net of production costs        (105,451)
   Sale of reserves in place, net                                               (14,893)
   Net change in prices and production costs:
       on beginning of year reserves                                            281,677
       on reserves purchased during the year                                    200,296
   Extensions and discoveries less related costs                                 80,750
   Change in future development costs                                            (2,089)
   Development costs incurred during the year that reduce
        future development costs                                                 32,336
   Revision of previous quantity estimates                                       (1,680)
   Purchase of reserves in place, net                                           345,253
   Accretion of discount                                                         56,132
   Net change in income taxes                                                  (253,687)
   Changes in production rates and other                                        (14,895)
                                                                            -----------

End of year                                                                 $ 1,152,241
                                                                            ===========

         (c)   Exhibits


Exhibit Number           Description
--------------           -----------

     23.1*     Consent of Arthur Andersen LLP


     * Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HS RESOURCES, INC.





                                                     By: /s/ JAMES M. PICCONE
                                                        ------------------------
                                                        James M. Piccone
                                                        Vice President







Dated: March 2, 1998.

                                  EXHIBIT INDEX





          Exhibit Number          Description
          --------------          -----------
               23.1      Consent of Arthur Andersen LLP